SCHEDULE "D"
PROSPECT SHEET – HALALT FIRST NATION

Re: Services & Commission Agreement between Sunvault Energy Inc. ("**SVLT**") and Aboriginal Financial Services Corporation ("**AFSC**") dated April 24, 2014 (the "**Commission Agreement**").

Description of Target Contract(s):
In order for AFSC to earn its commission, the following agreements (in form satisfactory to SVLT) must be agreed to and signed by the other parties:

1. A binding Letter of Intent, Memorandum of Understanding or Final Agreement(s) with the Halalt First Nation or a wholly owned company, trust or a partnership thereof (or its assignee/nominee) pertaining to any and all Assistance and Target Contract(s) as defined in the Commission Agreement involving Halalt First Nation's reserve lands, land claim settlement lands, treaty land entitlement lands, traditional land use areas and territories and boundaries or extensions thereof obtained by lease or other agreement.

Remuneration:
1. The commission payable in regards to the Assistance provided to SVLT by AFSC shall be a cash fee payable equivalent to 2% of SVLT's GROSS REVENUES realized by SVLT from any and all Target Contract(s) signed and implemented with Halalt First Nation or a wholly owned company, trust or a partnership thereof (or its assignee/nominee) and shall be paid prorata of the sums earned and cashed by SVLT in the same currencies at such sums to AFSC. Payment of the commission shall commence immediately and only after SVLT has fully recovered its capital and equity investment net of any and all tax incentives and tax credits derived from the Target Contract(s) and shall be paid only on the gross revenues realized by SVLT on that portion of the Target Contract following SVLT's full recovery of capital and equity investment and said commissions shall end upon termination of the said Target Contract(s). SVLT grants AFSC the right to access its books and records for all Target Contract(s) AFSC finds for SVLT at any time during and after the Target Contract(s) is signed and the associated project commences and ends to verify the Total Gross Revenues realized by SVLT. AFSC reserves the right to assign this commission.

Retainer of AFSC to assist SVLT with obtaining the Target Contract(s) described above proposed by AFSC this 14th, day of September, 2014.

ABORIGINAL FINANCIAL SERVICES CORPORATION

Per: ______________________
Trent Blind, President

Retainer of AFSC to assist SVLT with obtaining the Target Contract(s) described above agreed to by SVLT this 14th, day of September, 2014. Unless and until both Parties execute this Prospect Sheet, neither Party shall have any obligations to the other with respect to the Target Contract(s) identified above.

This Prospect Sheet is subject to the terms of the Services & Commission Agreement.

SUNVAULT ENERGY INC.

Per: ______________________
Authorized Signatory

SCHEDULE "E"
ADDITIONAL CONSIDERATION DEEMED EARNED

Re: Services & Commission Agreement between Sunvault Energy Inc. ("**SVLT**") and Aboriginal Financial Services Corporation ("**AFSC**") dated April 24, 2014 (the "**Commission Agreement**").

In addition to the Remuneration specified in the Services & Commission Agreement and the Schedules attached thereto, SVLT wishes to recognize and reward AFSC for its efforts in identifying and introducing other business opportunities for services performed and rendered.

As consideration for AFSC's performance of services rendered, SVLT agrees to immediately issue to AFSC Five Hundred Thousand (500,000) restricted shares of SVLT at a deemed price of thirty cents ($0.30) per share. Furthermore, SVLT agrees to provide all necessary paperwork and information to AFSC pertaining to the share issuance. SVLT acknowledges and agrees to provide a legal opinion (regarding all AFSC's shares) within 5 business days when requested by AFSC.

ABORIGINAL FINANCIAL SERVICES CORPORATION

Per: ______________________________
Trent Blind, President

Retainer of AFSC to assist SVLT with identifying and introducing other business opportunities are hereby agreed to by SVLT this 14th day of September, 2014. Unless and until both Parties execute this Schedule "E", neither Party shall have any obligations to the other with respect to the above consideration deemed earned for services performed and redndered.

This Schedule "E" is subject to the terms of the Services & Commission Agreement.

SUNVAULT ENERGY INC.

Per: ______________________________
Authorized Signatory